UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As Altria Group, Inc. (“Altria”) previously announced, Altria is hosting a webcast of its presentation to the Consumer Analyst Group of New York (“CAGNY”) conference in Boca Raton, FL today, February 22, 2012. The webcast features presentations by Altria’s Chairman and Chief Executive Officer, Michael E. Szymanczyk, and other members of Altria’s senior management team. In connection with the presentation, Altria is furnishing to the Securities and Exchange Commission the following documents attached as exhibits to this Current Report on Form 8-K and incorporated by reference herein: the text of remarks, attached as Exhibit 99.1 hereto, and the press release announcing the key highlights of the presentation, attached as Exhibit 99.2 hereto.

Information regarding non-GAAP financial measures included in the presentation and reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures are set forth in Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Exhibits.

(d) Exhibits

99.1	Remarks by Mr. Michael E. Szymanczyk, Chairman and Chief Executive Officer, Altria Group, Inc., and other members of Altria Group, Inc.’s senior management team, dated February 22, 2012, together with information regarding non-GAAP financial measures and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished pursuant to Item 7.01).

99.2	Altria Group, Inc. Press Release, dated February 22, 2012 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name: W. Hildebrandt Surgner, Jr.
Title: Corporate Secretary and Senior Assistant General Counsel

DATE: February 22, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Remarks by Mr. Michael E. Szymanczyk, Chairman and Chief Executive Officer, Altria Group, Inc., and other members of Altria Group, Inc.’s senior management team, dated February 22, 2012, together with information regarding non-GAAP financial measures and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures (furnished pursuant to Item 7.01).

99.2	Altria Group, Inc. Press Release, dated February 22, 2012 (furnished pursuant to Item 7.01).